DEBENTURES - RELATED PARTIES (Details) - USD ($)	Dec. 31, 2015	Dec. 31, 2014
Convertible Debentures	$ 434,192	$ 574,078
Debt Discount, net of accretion	(17,720)	(76,492)
Convertible Debentures- related parties	416,472	497,586
Less: Current Portion	(391,472)	0
Total long-term debentures - related parties	25,000	497,586
Debt - Related Party [Member]
Convertible Debentures	25,000	150,000
LOC Convertible Debenture [Member]
Convertible Debentures	$ 409,192	$ 424,078